                                                                    Exhibit 99.1

                                     FORM OF
                              LETTER OF TRANSMITTAL

                        ALLBRITTON COMMUNICATIONS COMPANY

    Offer to Exchange its 7 3/4% Series B Senior Subordinated Notes due 2012
                       for any and all of its outstanding
               7 3/4% Series A Senior Subordinated Notes due 2012

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON _________ ______, 2003,
                          UNLESS THE OFFER IS EXTENDED

                        To U.S. Bank National Association
                             (the "Exchange Agent")

    By Registered or Certified Mail:           By Overnight Mail or Hand:
     U.S. Bank National Association          U.S. Bank National Association
        Corporate Trust Services                Corporate Trust Services
          180 East Fifth Street                   180 East Fifth Street
           St. Paul, MN 55101                      St. Paul, MN 55101
     Attention: Specialized Finance          Attention: Specialized Finance

                            By Facsimile Transmission
                        (for Eligible Institutions Only):
                                 (651) 244-1537
                             Confirm: (651) 244-1197
                         Attention: Specialized Finance

        Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The undersigned hereby acknowledges receipt of the Prospectus dated _______ ___, 2003 (the "Prospectus") of Allbritton Communications Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7 3/4% Series B Senior Subordinated Notes due 2012 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 7 3/4% Series A Senior Subordinated Notes due 2012 (the "Initial Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _______ _____, 2003, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Initial Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal amounts should be listed on a separately signed schedule affixed hereto.

                                        DESCRIPTION OF NOTES TENDERED HEREBY
--------------------------------------------------------------------------------------------------------------------
                                                                           Aggregate Principal
                                                                                 Amount              Principal
    Name(s) and Address(es) of Registered Holder(s)       Registration       Represented by            Amount
                    (Please fill in)                        Numbers*          Initial Notes          Tendered**
--------------------------------------------------------------------------------------------------------------------

                                                         -----------------------------------------------------------

                                                         -----------------------------------------------------------

                                                         -----------------------------------------------------------

                                                         -----------------------------------------------------------

                                                         -----------------------------------------------------------

                                                         Total

*       Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. All tenders must be in integral multiples of $1,000.

        This Letter of Transmittal is to be used (i) if certificates of Initial Notes are to be forwarded herewith, (ii) if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "Exchange Offer -- Procedures for Tendering" in the Prospectus or (iii) tender of the Initial Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

        The term "Holder" with respect to the Exchange Offer means any person in whose name Initial Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Initial Notes are held of record by The Depository Trust Company who desires to deliver such Initial Notes by book-entry transfer at The Depository Trust Company. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Initial Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

[ ]     The Depository Trust Company

Account Number__________________________________________________________________

Transaction Code Number ________________________________________________________

        Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)  __________________________________________________

Name of Eligible Institution that Guaranteed Delivery  _________________________

If delivered by book-entry transfer:

        Account Number _________________________________________________________

        Transaction Code Number ________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name ___________________________________________________________________________

Address ________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Initial Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

        The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

        The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Initial Notes or transfer ownership of such Initial Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Initial Notes or the Exchange Notes.

        The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Initial Notes, and any Initial Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Notes is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Initial Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 4).

SPECIAL REGISTRATION INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS

    To be completed  ONLY if the               To be completed  ONLY
Exchange  Notes are to be issued           if the Exchange Notes are to
in the name of someone other               be sent to  someone other
than the undersigned. Issue                than the  undersigned, or to
Exchange Notes to:                         the  undersigned  at an
                                           address  other  than that shown
                                           under "Description of
                                           Debentures Tendered Hereby."
                                           Mail Exchange Notes to:

Name:  ______________________________
                                           Name:  ____________________________

Address:  ____________________________
                                           Address:  __________________________

           _____________________________
              (Please print or type)                  __________________________
                                                        (Please print or type)

                 REGISTERED HOLDER(S) OF INITIAL NOTES SIGN HERE
                (In addition, complete Substitute Form W-9 Below)

X ______________________________________________________________________________

X ______________________________________________________________________________
                    (Signature(s) of Registered Holder(s))

        Must be signed by registered holder(s) exactly as name(s) appear(s) on the Initial Notes or on a security position listing as the owner of the Initial Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name and Capacity (full title):_____________________________________________

Address (including zip):___________________________________________________

Area Code and Telephone Number: ____________________________________________

Dated:
      -----------------------

              Signature Guarantee (If required - See Instruction 4)

Authorized Signature: ______________________________________________________
                       (Signature of Representative of Signature Guarantor)

Name and Title:_____________________________________________________________

Name of Firm:_______________________________________________________________

Area Code and Telephone Number:_____________________________________________
                                          (Please print or type)
Dated:
       ---------------------

PAYER'S NAME:  U.S. Bank National Association
----------------------------------------------------------------------------------------------------------
                                  Part 1 - Please provide your TIN in the box   Social Security Number or
                                  at right and certify by signing and dating    Employer Identification
                                  below.                                        Number
                                                                                _________________________

Substitute                        Part 2 - Certifications - Under penalties of
Form W-9                          perjury, I certify that:
Department of the Treasury
Internal Revenue Service          (1)     The number shown on this form is my
                                  correct Taxpayer Identification Number (or, I
                                  am waiting for a number to be issued to me)
                                  and

Payor's Request for Taxpayer      (2)     I am not subject to backup withholding
Identification Number ("TIN")     because: (a) I am exempt from backup
                                  withholding or (b) I have not been notified by
                                  the Internal Revenue Service (the "IRS") that
                                  I am subject to backup withholding as a result
                                  of failure to report all interest or
                                  dividends, or (c) the IRS has notified me that
                                  I am no longer subject to backup withholding.

                                  CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                  However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                  THE INTERNAL REVENUE SERVICES DOES NOT REQUIRE
                                  YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  OTHER THAN THE CERTIFICATIONS REQUIRED TO
                                  AVOID BACKUP WITHHOLDING.

                                  Signature ______________________________     Part 3

                                  Name (please print) _____________________

                                  Address (please print)  _________________       Awaiting TIN [ ]

                                  -----------------------------------------

                                  Date
                                      -------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY INTEREST OR OTHER REPORTABLE PAYMENTS MADE
        TO YOU WITH RESPECT TO EXCHANGE NOTES EXCHANGED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, backup withholding will apply to all reportable payments made to me thereafter until I provide a number. Moreover, I understand that during this 60-day period, the applicable backup withholding rate (currently 30%) will be withheld on all reportable payments commencing 7 business days after the payor receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

Signature ____________________________      Date     _____________________

Name (please print) ________________________________________________________

Address (please print) ______________________________________________________

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.      DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

        All physically delivered Initial Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Initial Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Initial Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Initial Notes, but whose Initial Notes are not immediately available and thus cannot deliver their Initial Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

        (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

        (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Initial Notes and the principal amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Initial Notes (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the Book-Entry Transfer

                Facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

        (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Initial Notes in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

        Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Initial Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Initial Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.      PARTIAL TENDERS; WITHDRAWALS.

        If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Initial Notes Tendered Hereby." A newly issued Initial Notes for the principal amount of Initial Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

        Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which tenders of Initial Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the registration number(s) and principal amount of such Initial Notes, or, in the case of Initial Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Initial Notes register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. A purported notice of withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Initial Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Any Initial Notes that have been tendered but that are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Initial Notes.

        If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Initial Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

        Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Initial Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

        If this Letter of Transmittal is signed by the registered Holder or Holders of Initial Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Initial Notes) listed and tendered hereby, no endorsements of the tendered Initial Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Initial Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Initial Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Initial Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Initial Notes or bond power guaranteed by an Eligible Institution (except where the Initial Notes are tendered for the account of an Eligible Institution).

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.      SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

        Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Initial Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

        If no instructions are given, the Exchange Notes (and any Initial Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Initial Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6.      TRANSFER TAXES

        The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Initial Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

7.      WAIVER OF CONDITIONS.

        The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.      MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

        Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this

Letter of Transmittal, may be directed to the Company at 808 Seventeenth Street, N.W., Suite 300, Washington, D.C. 20006-3903, Attention: Chief Financial Officer (telephone: (202) 789-2130).

10.     VALIDITY AND FORM.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Initial Notes and withdrawal of tendered Initial Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Initial Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

11.     BACKUP WITHHOLDING, SUBSTITUTE FORM W-9

        Under the U.S. federal income tax law, a Holder whose tendered Initial Notes are accepted for exchange and who receives interest on Exchange Notes is required to provide the payor of interest with such Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If the payor is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or the payee to a $50 penalty. In addition, interest payments to such Holders or other payees with respect to Exchange Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

        The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the certifications in Part 2 and the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the Certificate of Awaiting Taypayor Identification Number is completed and the payor not provided with a TIN within 60 days, the payor will withhold the applicable backup withholding rate on all reportable payments until a TIN is provided to the payor. During this 60-day period, notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the payor will withhold the applicable backup withholding rate on all reportable payments made after 7 business days after the payor receives the form unless the Holder has provided the payor with a properly certified TIN by the date the payment is made. For reportable payments made during calendar year 2003, the applicable backup withholding rate is 30%

        The Holder is required to give the payor the TIN (e.g., social security number or employer identification number) of the person or entity that will be the registered owner of the

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Exchange Notes. If the Exchange Notes are to be registered in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which TIN to report.

        Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEW, W-8ECI, W-8EXP, or W-8IMY, as applicable, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the instructions to IRS From W-9, which may be obtained from the Exchange Agent, for additional guidance on which Holders are exempt from backup withholding. Holders are urged to consult their own tax advisors to determine whether they are exempt.

        Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for.

        IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Initial Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

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